DWS Science and Technology Fund
Summary Prospectus | March 1, 2023

Class/Ticker	A	KTCAX	C	KTCCX	INST	KTCIX	S	KTCSX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at dws.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@dws.com, calling (800) 728-3337 or asking your financial representative. The Prospectus and SAI, both dated March 1, 2023, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective
The fund seeks growth of capital.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class in the prospectus (p. 16), Sales Charge Waivers and Discounts Available Through Intermediaries in the prospectus (Appendix B, p. 42) and Purchase and Redemption of Shares in the fund’s SAI (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
	A	C	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	1.00	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	$20	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	C	INST	S
Management fee	0.45	0.45	0.45	0.45
Distribution/service (12b-1) fees	0.22	0.98	None	None
Other expenses	0.22	0.34	0.24	0.26
Total annual fund operating expenses	0.89	1.77	0.69	0.71
1 Investments of $1,000,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Class C shares generally convert automatically to Class A shares after 8 years. The information presented in the Example for Class C reflects the conversion of Class C shares to Class A shares after 8 years. See “Class C Shares” in the “Choosing a Share Class” section of the prospectus for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	C	INST	S
1	$661	$280	$70	$73
3	843	557	221	227
5	1,040	959	384	395
10	1,608	1,852	859	883
You would pay the following expenses if you did not redeem your shares:
Years	A	C	INST	S
1	$661	$180	$70	$73
3	843	557	221	227
5	1,040	959	384	395
10	1,608	1,852	859	883

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of science and technology companies. Science and technology companies are (i) companies whose products, processes, or services, in the opinion of portfolio management, benefit, or are expected to benefit, from the use or commercial application of scientific or technological developments or discoveries; or (ii) companies that, in the opinion of portfolio management, utilize technology and/or science to significantly enhance their business opportunities. Such companies may include companies that, in the opinion of portfolio management, derive a competitive advantage by the application of scientific or technological developments or discoveries. For illustrative purposes, examples of the types of companies in which the fund expects to typically invest include software or hardware manufacturers that invest in developing and maintaining technology products or service offerings; service companies that provide technology service offerings; and biotech companies that invest in scientific research to develop treatments for diseases. The fund may invest in companies of any size and may invest in initial public offerings. While the fund invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities (including emerging markets securities). The fund will concentrate its assets in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector. Portfolio management may favor securities from various industries and companies within the technology sector at different times.
The fund may also invest up to 20% of its total assets in debt securities, including bonds of private issuers.
Management process. In choosing securities, portfolio management uses a combination of three analytical disciplines:
Bottom-up research. Portfolio management looks for individual companies that it believes have a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.
Growth orientation. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.
Top-down analysis. Portfolio management considers the economic outlooks for various industries within the technology sector and looks for those that they believe may benefit from changes in the overall business environment.
In addition, portfolio management uses quantitative analytic tools to attempt to manage the price volatility of the fund as compared to appropriate benchmarks and peer groups. Portfolio management may also consider environmental, social and governance (ESG) factors that it believes to be financially material.
Portfolio management will normally sell a stock when they believe its price is unlikely to go higher, its fundamentals have changed, other investments offer better opportunities, or in adjusting their emphasis on a given technology industry.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, banks and pooled investment vehicles.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock’s issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to unusual increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities

DWS Science and Technology Fund
Summary Prospectus March 1, 2023

may drop precipitously. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund’s performance may be affected by the general performance of that region, capitalization or sector.
Market disruption risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, and debt levels and credit ratings, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets, including the investments held by the fund. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty, trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, public health crises, natural disasters, climate change and related events or conditions have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Russia's recent military incursions in Ukraine have led to, and may lead to, additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursions and the resulting sanctions could adversely affect global energy, commodities and financial markets and thus could affect the value of the fund's investments. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial.
Other market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, which at times has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic.
Adverse market conditions or particular market disruptions, such as those caused by Russian military action and the COVID-19 pandemic, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Concentration risk. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular segment of the market in which the fund concentrates may have a significant impact on the fund’s performance.
Technology sector risk. The fund invests in common stocks of science and technology companies and will concentrate in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector. The fund will therefore be susceptible to adverse economic, business, regulatory and other occurrences affecting the technology sector and science and technology companies. In particular, science and technology companies are vulnerable to market saturation and rapid product obsolescence. Many science and technology companies operate under constantly changing fields and have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. Other investment risks associated with investing in science and technology securities include abrupt or erratic market movements, management that is dependent on a limited number of people, short product cycles, changing consumer preferences, aggressive pricing of products and services, new market entrants and dependency on patent protection.
Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.
Medium-sized company risk. Medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow medium-sized companies, less information about them is available

DWS Science and Technology Fund
Summary Prospectus March 1, 2023

to investors. Industry-wide reversals may have a greater impact on medium-sized companies, since they lack the financial resources of larger companies. Medium-sized company stocks are typically less liquid than large company stocks.
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund’s foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. As of January 1, 2021 the United Kingdom is no longer part of the European Union (EU) customs union and single market, nor is it subject to EU policies and international agreements. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.
Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times and prices it considers desirable. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic and other factors that could impact expectations of future earnings. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.
IPO risk. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments may have a significant impact on its performance since they may represent a larger proportion of the fund’s overall portfolio as compared to the portfolio of a larger fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund.

DWS Science and Technology Fund
Summary Prospectus March 1, 2023

Restricted securities risk. The fund may purchase securities that are subject to legal or contractual restriction on resale (“restricted securities”). The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. This investment practice, therefore, could increase the level of illiquidity of the fund.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such interest rates and/or volatility. Rising interest rates could cause the value of the fund’s investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the fund. Increased redemptions from the fund may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. Recently, there have been signs of inflationary price movements. As such, fixed-income and related markets may experience heightened levels of interest rate volatility and liquidity risk. A sharp rise in interest rates could cause the value of the fund’s investments to decline.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.

DWS Science and Technology Fund
Summary Prospectus March 1, 2023

CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	32.19%	June 30, 2020
Worst Quarter	-22.93%	June 30, 2022
Average Annual Total Returns
(For periods ended 12/31/2022 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	9/7/1948	-40.36	8.56	12.39
After tax on distribu- tions		-41.15	6.26	10.22
After tax on distribu- tions and sale of fund shares		-23.20	6.91	10.01
Class C before tax	5/31/1994	-37.29	8.91	12.07
INST Class before tax	8/19/2002	-36.60	10.08	13.31
Class S before tax	12/20/2004	-36.60	10.04	13.23
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		-18.11	9.42	12.56
S&P North American Technology Sector Index (reflects no deduc- tion for fees, expenses or taxes)		-35.36	11.73	16.60
The Advisor believes the additional S&P North American Technology Sector Index generally reflects fund asset allocations and generally represents the fund's overall investment process.
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Daniel Fletcher, CFA, Senior Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2017.
Sebastian P. Werner, PhD, Head of Investment Strategy Equity. Portfolio Manager of the fund. Began managing the fund in 2017.
Purchase and Sale of Fund Shares
Minimum Initial Investment ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A C	1,000	500	1,000	500
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. The minimum initial investment for Class S shares may be waived for eligible intermediaries that have agreements with DDI to offer Class S shares in their brokerage platforms when such Class S shares are held in omnibus accounts on such brokerage platforms. In certain instances, the minimum initial investment may be waived for Institutional Class shares. For more information regarding available Institutional Class investment minimum waivers, see “Institutional Class Shares – Investment Minimum” in the “Choosing a Share Class” section of the prospectus. There is no minimum additional investment for Institutional Class shares. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 430 West 7th Street Suite 219151 Kansas City, MO 64105-1407
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
Hearing Impaired		For hearing impaired assistance, please call us using a relay service

The fund is generally open on days when the New York Stock Exchange is open for regular trading. If you invest with the fund directly through the transfer agent, you can open a new fund account (Class S shares only) and make an initial investment on the Internet at dws.com, by using the mobile app or by mail. You can make additional investments or sell shares of the fund on any business day by visiting the fund’s Web site, by using the mobile app, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. The ability to open new fund accounts and to transact online or using the mobile app varies depending on share class and account type. If you are working with a financial representative, contact your financial representative for assistance

DWS Science and Technology Fund
Summary Prospectus March 1, 2023

with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Institutional Class shares are generally available only to qualified institutions. Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the fund’s transfer agent.
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax- advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

DWS Science and Technology Fund
Summary Prospectus March 1, 2023 DSTF-SUM